UNITED  STATES
                       SECURITIES  AND  EXCHANGE  COMMISSION
                             Washington,  D.C.  20549
                             ----------------------

                                    FORM  8-K/A

                                 CURRENT  REPORT

 Pursuant  to  section  13  or  15(d) of  the  Securities  Exchange Act of 1934

                        Date  of  Report:  November 4,  2004
                       (Date  of  earliest  event  reported)

                       ON THE GO HEALTHCARE, INC.
          (Exact name of registrant as specified in its charter)

   DELAWARE                      333-61538                 98-0231687
---------------             --------------------    -------------------
(State or Other                 (Commission          (IRS Employer
Jurisdiction of                 File Number)           Identification
 Incorporation)                                                   No.)

                         85 Corstate Avenue, Unit #1
                              Concord, Ontario
                               Canada L4K 4Y2
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)


     Registrant's telephone number, including area code:  (905) 760-2987


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  4.01  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

On November 4, 2004, Rosenberg Smith & Partners, principal accountant of On The Go Healthcare, Inc. (the "Company"), was dismissed by the Board of Directors of the Company. Rosenberg Smith & Partners audited the Company's financial statements for the fiscal years ending July 31, 2004, July 31, 2003 and July 31, 2002. On the same date, the Board of Directors of the Company appointed the firm of Danziger & Hochman Chartered Accountants to serve as independent public accountants of the Company for the fiscal year ending July 31, 2005.

Rosenberg Smith & Partners' report on the Company's consolidated financial statements for the fiscal years ended July 31, 2004, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope or accounting principles.


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During  the  years ended July 31, 2004, 2003 and 2002 and through the date hereof, there were no disagreements with Rosenberg Smith & Partners on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Rosenberg Smith & Partners' satisfaction, would have caused them to make reference to the subject matter of such disagreements in connection with their report on the Company's consolidated financial statements for such year.

The Company provided Rosenberg Smith & Partners with a copy of the foregoing disclosures.

During the years ended July 31, 2004, 2003 and 2002 and through the date hereof, the Company did not consult with Danziger & Hochman Chartered Accountants with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.





                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    ON THE GO HEALTHCARE, INC.
                                        -------------
                                          Registrant




Date:  November 16,  2004           By:/s/ Stuart Turk
                                    -------------------------
                                    Stuart Turk
                                    Chief Executive  Officer



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